Exhibit 21
SUBSIDIARIES OF THE REGISTRANT
Americrown Service Corporation
a Delaware Corporation
ASC Holdings, Inc.
a Kansas Corporation
ASC Promotions, Inc.
a Florida Corporation
The California Speedway Corporation
A Delaware Corporation
d/b/a Auto Club Speedway
Chicago Holdings, Inc.
a Nevada Corporation
Darlington Raceway of South Carolina, LLC
a Delaware Limited Liability Company
Daytona Beach Property Headquarters Building, LLC
a Delaware Limited Liability Company
Daytona Beach Property Headquarters Holdings, LLC
a Delaware Limited Liability Company
Daytona Beach Property Headquarters Holdings, LLC
a Delaware Limited Liability Company
Daytona Beach Property Headquarters Holdings Retail, LLC
a Delaware Limited Liability Company
Daytona International Speedway, LLC
a Delaware Limited Liability Company
Event Equipment Leasing, LLC
a Florida Corporation

Event Support Corporation
a Florida Corporation
Great Western Sports, Inc.
an Arizona Corporation,
HBP, INC.
a Delaware Corporation
Homestead-Miami Speedway, LLC
a Delaware LLC
International Speedway, Inc.
a Delaware corporation
ISC.Com, LLC
a Delaware Limited Liability Company

ISC Properties, LLC
a Florida Limited Liability Company
Kansas Speedway Corporation
a Kansas Corporation
Kansas Speedway Development Corp.
a Kansas Corporation
Leisure Entertainment of Florida,Inc.
A Delaware Corporation
Martinsville International, Inc.
A Delaware Corporation
Miami Speedway Corp.,
a Nevada Corporation
Michigan International Speedway, Inc.,
a Michigan Corporation
Motor Racing Network, Inc.,
a Florida Corporation
d/b/a MRN
d/b/a MRN Radio
Motorsports Acceptance Corporation
a Delaware corporation
Motorsports Shared Services, LLC
a Florida Limited Liability Company
The Motorsports Alliance, LLC,
a Delaware LLC
New York International Speedway Corporation,
a Delaware Corporation
North American Motorsports Holdings, Inc.
A Canadian Corporation
North American Testing Company
a Florida Corporation
Pennsylvania International Raceway, Inc.,
a Pennsylvania Corporation
Phoenix Speedway Corp.,
a Delaware Corporation
Raceway Associates, LLC
a Delaware LLC
d/b/a Chicagoland Speedway

RacingOne Multimedia, LLC
a Florida Limited Liability Company
Richmond International Raceway, Inc.,
a Delaware Corporation
Rocky Mountain Speedway Corporation,
a Colorado Corporation
Route 66 Raceway, L.L.C.
a Delaware Limited Liability Company
Shoreline Entertainment Holdings, Inc.
A Nevada Corporation
Southeastern Hay & Nursery, LLC
a Florida Limited Liability Company
Stock-Car Montreal, Inc.
A Canadian Corporation
Talladega Superspeedway, LLC
a Delaware Limited Liability Company
Watkins Glen International, Inc.,
a Delaware Corporation
d/b/a Watkins Glen International
380 Development, LLC
a Delaware Limited Liability Company